UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

              Delaware                                    75-2528700
    (State or other jurisdiction                       (I.R.S. Employer
          of incorporation)                            Identification No.)


                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On May 16, 2005 Robert Greenberg was appointed as Vice President of Marketing of ViewCast.com, Inc. Horace Irwin, formerly Vice President of Marketing and Business Development, was reassigned to Vice President of Sales and Business Development. Mr. Greenberg has spent the last 15 years in a variety of marketing roles at Texas Instruments including most recently in their digital camera, streaming media, mixed signal video, optical networking and medical applications segment. A copy of the press release announcing these matters is furnished as
Exhibit 99.1 to this report.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

99.1.    Press Release issued May 18, 2005.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ViewCast.com, Inc.



Date: May 18, 2005                         By: /s/ Laurie L. Latham
                                               ---------------------------------
                                               Laurie L. Latham
                                               Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -------------------------------------------------------------

99.1               Press Release issued May 18, 2005.




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